UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to § 240.14a-12

SILICON LABORATORIES INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

Acquisition Announcement FAQ

1.	Why is Texas Instruments acquiring Silicon Labs? Why did we agree to be acquired now?

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Texas Instruments is acquiring Silicon Labs because we complement each other and Texas Instruments sees extraordinary value in what we have built – our wireless portfolio, our world-class engineering talent, and our ambitious product roadmap.

•	Combined with their global operational scale and large sales channel footprint, the united company would deliver unique value, scale, and choice to the market.

2.	Why is Texas Instruments a good home for us?

•	Texas Instruments is a strong fit for Silicon Labs because of both strategic alignment and shared values.

•	Growth and scale matter to us, but so does a great company culture, and Texas Instruments values not only what we do, but how we do it.

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They recognize our vision for the future of wireless connectivity, the depth and breadth of our technical expertise, the quality of our work, and the culture of innovation, agility and integrity that defines this team.

•	By joining Texas Instruments, we gain access to greater resources, scale, and long-term investment to accelerate growth, reach more customers, and create new opportunities for our team.

•	Their interest in Silicon Labs reflects the extraordinary value we’ve built together — especially our portfolio, engineering talent, and ambitious roadmap.

•	This moment marks both recognition of that work and the beginning of our next chapter.

3.	What happens to me? Will jobs be impacted?

•	There are no changes today.

•	Until the transaction closes, it is business as usual and Silicon Labs will continue to operate independently.

•	No decisions have been made regarding roles after close.

•	Texas Instruments recognizes and values the talent at Silicon Labs and will take the time to understand our organization and people before making any future decisions.

•	We will communicate openly if and when there is more to share.

•	Today’s announcement is just the first step as we progress towards the completion of the transaction. The transaction is expected to close in the first half of 2027, subject to closing conditions.

•	Silicon Labs remains an independent company until the transaction closes.

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We are committed to a thoughtful and transparent integration process once the transaction closes. Planning is underway, and our goal is to minimize disruption and maintain focus on our customers and employees.

4.	What happens to my compensation and equity awards as a result of this announcement?

•	Nothing changes as a result of this announcement. We will run our normal Silicon Labs annual compensation cycle, exactly as planned.

Internal Use Only

5.	Will there be global footprint changes as part of the transaction?

•	There are no plans to change Silicon Labs’ global footprint or relocate employees. If any changes are considered in the future, we will communicate them transparently and with advance notice.

6.	Will the two companies be integrated, or will Silicon Labs operate separately?

•	Until the transaction closes, it is business as usual and Silicon Labs will continue to operate independently.

•	Texas Instruments recognizes and values the talent at Silicon Labs and will take the time to understand our organization and people before making any future decisions.

•	We will communicate openly if and when there is more to share.

•	Following the close of the transaction, Silicon Labs will become part of Texas Instruments.

•	The plans to integrate the companies will be developed between signing and closing - we will keep you updated throughout the process.

•	One thing we do know now is that the core values of both companies — connection, accountability, authenticity, and finding better ways to work — align well.

•	Over time, being part of Texas Instruments means access to greater resources, expanded opportunities, and the ability to help shape the next era of technology innovation.

7.	Will anyone from Silicon Labs join Texas Instruments’ leadership team?

•	When evaluating the transaction, the Board and the Executive team focused on delivering the best result for our shareholders and did not discuss this subject with Texas Instruments.

•	Silicon Labs will continue to operate normally until close. Any go-forward and integration plans will be developed over that timeframe.

8.	When do you expect the deal to close? What changes will there be for Silicon Labs in the near-term?

•	The transaction is expected to close in the first half of 2027, subject to the receipt of regulatory approvals and other customary closing conditions, including approval by Silicon Labs shareholders.

•	These steps take time, and at this stage we do not have certainty on the exact timing of completion.

•	There is always risk that a transaction may not close.

•	It is vital that we continue to operate our business in the normal course.

•	We will begin the process of planning the integration of our two companies.

9.	How will this impact our customers/suppliers/partners?

•	Until the deal closes, it is business as usual. This announcement has no immediate impact on our relationship with our customers, suppliers, and partners.

10.	How do you expect Texas Instruments’ ownership to affect Silicon Labs’ existing relationships with its key foundry and OSAT partners such as TSMC, UMC, GF, ASE & UTAC?

•	There is no immediate impact to Silicon Labs’ relationships with our foundry partners.

•	Until the transaction closes, it is business as usual, and there are no changes to how we work with suppliers or how partners should interact with us.

Internal Use Only

•	We will continue to honor all existing contractual agreements, and any future considerations will be addressed transparently at the appropriate time.

11.	How does this transaction reflect the value that the Silicon Labs team has built over time?

•	This transaction reflects the value the Silicon Labs team—past and present—has built over many years.

•	That value comes from making disciplined decisions, acting with integrity, staying true to our strategy, and consistently punching above our weight in a competitive industry.

•	It speaks to the strength of our people and culture.

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While this is something to be proud of, we also recognize it can feel bittersweet. Change at this scale is never easy, but what brought us here is very much within our control—and that’s a credit to this team.

Internal Use Only

Additional Information and Where to Find It

In connection with the proposed transaction, Silicon Laboratories Inc. (“Silicon Labs”) plans to file a proxy statement with the Securities and Exchange Commission (the “SEC”) with respect to a special meeting of stockholders for purposes of obtaining stockholder approval of the proposed transaction. This communication is not a substitute for the proxy statement or any other document that Silicon Labs may file with the SEC. The definitive proxy statement (when available) will be sent or given to the stockholders of Silicon Labs and will contain important information about the proposed transaction and related matters. STOCKHOLDERS OF SILICON LABS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO AND ANY DOCUMENTS INCORPORATED BY REFERENCE THEREIN) AND OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED TRANSACTION THAT SILICON LABS WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Stockholders and investors will be able to obtain free copies of the proxy statement and other relevant materials (when available) and other documents filed by Silicon Labs at the SEC’s website at www.sec.gov. Copies of the proxy statement (when available) and the filings that will be incorporated by reference therein may also be obtained, without charge, by contacting Silicon Labs’ Investor Relations at investor.relations@silabs.com or (512) 416-8500.

Participants in the Solicitation

Silicon Labs, Texas Instruments Incorporated (“Texas Instruments”) and their respective directors and executive officers may be deemed, under SEC rules, to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Silicon Labs’ directors and executive officers is available in (a) Silicon Labs’ Annual Report on Form 10-K for the fiscal year ended December 28, 2024, including under the headings “Item 10. Directors, Executive Officers and Corporate Governance,” “Item 11. Executive Compensation,” “Item 12. Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” and “Item 13. Certain Relationships, Related Transactions, and Director Independence,” which was filed with the SEC on February 4, 2025, and can be found at www.sec.gov; (b) Silicon Labs’ definitive proxy statement for its 2025 annual meeting of stockholders, which was filed with the SEC on March 12, 2025, under the headings “Proposal One: Election of Directors,” “Ownership of Securities,” “Executive Officers,” and “Compensation Discussion and Analysis,” and can be found at www.sec.gov; and (c) subsequently filed Current Reports on Form 8-K and Quarterly Reports on Form 10-Q. To the extent holdings of Silicon Labs’ securities by its directors or executive officers have changed since the amounts set forth in Silicon Labs’ proxy statement for its 2025 annual meeting of stockholders, such changes have been or will be reflected on Forms 3, 4 and 5, filed with the SEC (which can be found at www.sec.gov). Copies of the documents filed with the SEC by Silicon Labs will be available free of charge through the website maintained by the SEC and at Silicon Labs’ website at https://investor.silabs.com/.

Information regarding Texas Instruments’ directors and executive officers is available in (a) Texas Instruments’ Annual Report on Form 10-K for the fiscal year ended December 31, 2024, including under the headings “ITEM 10. Directors, executive officers and corporate governance,” “ITEM 11. Executive compensation,” “ITEM 12. Security ownership of certain beneficial owners and management and related stockholder matters” and “ITEM 13. Certain relationships and related transactions, and director independence,” which was filed with the SEC on February 14, 2025, and can be found at www.sec.gov; (b) Texas Instruments’ definitive proxy statement for its 2025 annual meeting of stockholders, which was filed with the SEC on March 5, 2025, under the headings “Election of directors,” “Executive compensation,” and “Security ownership of directors and management,” and can be found at www.sec.gov; and (c) subsequently filed Current Reports on Form 8-K and Quarterly Reports on Form 10-Q. To the extent holdings of Texas Instruments’ securities by its directors or executive officers have changed since the amounts set forth in Texas Instruments’ proxy statement for its 2025 annual meeting of stockholders, such changes have been or will be reflected on Forms 3, 4 and 5, filed with the SEC (which can be found at www.sec.gov). Copies of the documents filed with the SEC by Texas Instruments will be available free of charge through the website maintained by the SEC at www.sec.gov and at Texas Instruments’ website at https://investor.ti.com/.

Other information regarding the participants in the solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be set forth in Silicon Labs’ definitive proxy statement and other relevant materials to be filed with the SEC regarding the proposed transaction when such materials become available. Investors and stockholders should read the proxy statement carefully when it becomes available before making any voting or investment decisions. Copies of these documents may be obtained, free of charge, from the sources indicated above.

No Offer or Solicitation

This communication is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, Rule 175 promulgated thereunder, Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder. Such statements include statements concerning anticipated future events and expectations that are not historical facts. Any statements about Texas Instruments’ or Silicon Labs’ plans, objectives, expectations, strategies, beliefs, or future performance or events constitute forward-looking statements. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “continue,” “positions,” “plan,” “predict,” “project,” “forecast,” “guidance,” “goal,” “objective,” “prospects,” “possible” or “potential,” by future conditional verbs such as “assume,” “will,” “would,” “should,” “could” or “may,” or by variations of such words or by similar expressions or the negative thereof. Such forward-looking statements include but are not limited to statements about the benefits of the proposed transaction, including future financial and operating results, Texas Instruments’ or Silicon Labs’ plans, objectives, expectations and intentions, the expected timing of completion of the proposed transaction and other statements that are not historical facts. Actual results may vary materially from those expressed or implied by forward-looking statements based on a number of factors, including, without limitation: (a) risks related to the consummation of the proposed transaction, including the risks that (i) the proposed transaction may not be consummated within the anticipated time period, or at all, (ii) the parties may fail to obtain Silicon Labs stockholder approval of the merger agreement, (iii) the parties may fail to secure the termination or expiration of any waiting period applicable under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, or obtain other required governmental and regulatory approvals, and (iv) other conditions to the consummation of the proposed transaction under the merger agreement may not be satisfied; (b) the effects that any termination of the merger agreement may have on Silicon Labs or Texas Instruments and their respective businesses, including the risk that Silicon Labs’ or Texas Instruments’ stock price may decline significantly if the proposed transaction is not completed; (c) the effects that the announcement or pendency of the proposed transaction may have on Silicon Labs or Texas Instruments and their respective businesses, including the risks that as a result (i) Silicon Labs’ or Texas Instruments’ business, operating results or stock price may suffer, (ii) Silicon Labs’ or Texas Instruments’ current plans and operations may be disrupted, (iii) Silicon Labs’ or Texas Instruments’ ability to retain or recruit key employees may be adversely affected, (iv) Silicon Labs’ or Texas Instruments’ business relationships (including, customers and suppliers) may be adversely affected, or (v) Silicon Labs’ or Texas Instruments’ management’s or employees’ attention may be diverted from other important matters; (d) the effect of limitations that the merger agreement places on Silicon Labs’ ability to operate its business, return capital to stockholders or engage in alternative transactions; (e) the nature, cost and outcome of pending and future litigation and other legal proceedings, including any such proceedings related to the proposed transaction and instituted against Silicon Labs and others; (f) the risk that the proposed transaction and related transactions may involve unexpected costs, liabilities or delays; (g) other economic, business, competitive, legal, regulatory, and/or tax factors, including the impact of the current global memory chip shortage; and (h) other factors described in the reports of (i) Silicon Labs filed with the SEC, including but not limited to the risks described in Silicon Labs’ Annual Report on Form 10-K for its fiscal year ended December 28, 2024, which was filed with the SEC on February 4, 2025, and Silicon Labs’ Quarterly Reports on Form 10-Q, and that are otherwise described or updated from time to time in Silicon Labs’ other filings with the SEC and (ii) Texas Instruments filed with the SEC, including but not limited to the risks described in Texas Instruments’ Annual Report on Form 10-K for its fiscal year ended December 31, 2024, which was filed with the SEC on February 14, 2025, and Texas Instruments’ Quarterly Reports on Form 10-Q, and that are otherwise described or updated from time to time in other filings with the SEC.

All forward-looking statements attributable to Silicon Labs or Texas Instruments, or persons acting on Silicon Labs’ or Texas Instruments’ behalf, are expressly qualified in their entirety by this cautionary statement. Further, each of Silicon Labs and Texas Instruments disclaims any obligation to update the information in this communication or to announce publicly the results of any revisions to any of the forward-looking statements to reflect future events or developments, except as otherwise required by law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.